UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23475

aLTSHARES TRUST

(exact name of registrant as specified in charter)

41 Madison Avenue, 42nd Floor, New York, NY 10010

(Address of principal executive offices) (Zip code)

John S. Orrico

Water Island Capital, LLC

41 Madison Avenue

42nd Floor

New York, NY 10010

(Name and address of agent for service)

Registrant’s telephone number, including area code: 855-955-1607

Date of fiscal year end:   May 31

Date of reporting period: May 31, 2020

Item 1. Reports to Stockholders.

AltShares Trust

ADVISED BY WATER ISLAND CAPITAL

AltShares Trust Annual Report

May 31, 2020

AltShares Merger Arbitrage ETF
(NYSE Arca, Inc. Symbol: ARB)

Paper copies of AltShares Trust's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from AltShares Trust or from your financial intermediary, such as a broker – dealer or bank. Instead, the reports will be made available on a website (https://altsharesetfs.com) and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive your shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from AltShares Trust electronically by sending a request in writing to: AltShares Trust, 41 Madison Avenue, 42nd Street, New York, NY 10010 or by calling 1-855-955-1607.

You may also elect to receive all future reports in paper free of charge. You can inform AltShares Trust [or your financial intermediary] that you wish to continue receiving paper copies of your shareholder reports by sending a request in writing to: AltShares Trust, 41 Madison Avenue, 42nd Street, New York, NY 10010 or by calling 1-855-955-1607. Your election to receive reports in paper will apply to all AltShares Trust you hold directly in an account with AltShares Trust . You must provide separate instructions to each of your financial intermediaries.

TABLE OF CONTENTS

Shareholder Letter	1
AltShares Merger Arbitrage ETF
Portfolio Information	3
Portfolio of Investments	5
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	28
Disclosure of Fund Expenses	29
Additional Information	31
Approval of Investment Advisory Agreement	32
Trustees & Officers	35

AltShares Merger Arbitrage ETF  Shareholder Letter

May 31, 2020 (Unaudited)

Dear Shareholders,

We are pleased to present you the first annual report for AltShares Merger Arbitrage ETF, for the period ending May 31, 2020. While the period covered by this report is brief, as the fund launched only on May 7, 2020, we look forward to sharing with you the impetus behind the launch of Water Island Capital's first ETF product and our outlook for the strategy.

Water Island Capital was founded in 2000. In the two decades since, we have pursued our mission of democratizing event-driven investing by offering merger arbitrage and other event-driven strategies to a broad investor base through mutual funds. Several years ago, we began to hear from clients who were embracing an investment vehicle with a slightly different profile than a traditional mutual fund – exchange-traded funds – with increasing frequency. As a client-focused firm, our goal is to provide our investment capabilities to our clients in whichever type of structure best suits them and their objectives. Thus, we embarked on a multi-year effort to imbue our decades of experience as merger arbitrageurs into a passive, rules-based merger arbitrage index and an associated ETF: Water Island Merger Arbitrage USD Hedged Index and AltShares Merger Arbitrage ETF, respectively.

The Index is designed to reflect a pure-play, global merger arbitrage strategy investing in definitive, publicly announced mergers and acquisitions. We have embedded our investment team's core principles of risk management and deal selection into the ruleset and index construction methodology. With the launch of AltShares Merger Arbitrage ETF, we aim to provide our clients with exposure to a pure-play merger arbitrage strategy in an exchange-traded fund, with all the potential benefits an ETF can provide, such as intraday liquidity and improved tax efficiency.

For the three weeks under review, from inception to fiscal year-end, AltShares Merger Arbitrage ETF returned -2.12% at NAV (net asset value) and -1.76% at market price, net of fees. The benchmark, Water Island Merger Arbitrage USD Hedged Index, returned -2.05% for the same period.

This was a period marked by significantly heightened market volatility. Fear, uncertainty, and doubt spread far and wide – not just amongst market participants, but also many individuals across the US and around the globe – related to the COVID-19 pandemic, civil rights protests, and upcoming US presidential elections. A pure-play merger arbitrage strategy, however, should generate returns from the outcomes of idiosyncratic mergers and acquisitions (M&A) rather than overall market direction. Indeed, this was the case for the Fund.

The top contributor for the period was the Fund's position in the acquisition of Qiagen, a Germany-based provider of DNA and RNA technologies, by US medical equipment manufacturer Thermo Fisher Scientific for $9.8 billion in cash. The deal, announced in March 2020, is expected to close by mid-2021. Other top contributors included the merger of casino hotel holding companies Eldorado Resorts and Caesars Entertainment for $10.0 billion in cash and stock, which is expected to close in mid-2020; and the tie-up between UK-based Cineworld and Canada-based Cineplex, both motion theater picture operators, for $1.6 billion in cash. While the latter position was profitable during the fiscal year, as of the writing of this letter, Cineworld withdrew from the transaction due to concerns about the impact of the COVID-19 pandemic on theater operators, leading to losses in the Fund. (Cineplex is currently seeking remedies in court.)

The predominant driver of the Fund's returns for the period was the portfolio's top detractor: private equity firm Advent International's planned acquisition of Forescout Technologies, a cybersecurity software firm, for $1.8 billion in cash. In May, after having already received all required regulatory approvals, Advent attempted to withdraw from the deal due to the potential

Annual Report | May 31, 2020

AltShares Merger Arbitrage ETF  Shareholder Letter (continued)

May 31, 2020 (Unaudited)

impact of the COVID-19 pandemic on Forescout's business. Forescout shares subsequently traded down nearly 38%. Forescout is currently litigating to force Advent to adhere to its obligations under the definitive merger agreement. Other top detractors for the period included the $5.5 billion merger of Texas Capital Bank and Independent Bank Group, which was mutually terminated due to headwinds stemming from the COVID-19 pandemic, a zero interest rate environment, and high exposure to loans to local energy companies in Texas; and the acquisition of fitness-tracking wearable maker Fitbit by Google for $1.8 billion in cash, which encountered delays in the regulatory approval process amidst antitrust and data security concerns.

While it was disappointing to encounter multiple deal breaks in the Fund's first few weeks of operation, looking ahead, we are optimistic. We believe we have designed an index methodology that thoughtfully considers risk and reward in the construction of a portfolio of pure-play, definitive merger arbitrage positions. While terminated and withdrawn transactions are an inevitable consequence of merger arbitrage investing, particularly during times of unprecedented market distress, mergers and acquisitions are just as likely to enter into a competitive bidding scenario. These situations can often lead to enhanced returns, acting as a counterbalance to the drawdowns suffered by broken deals. Topping bids are especially common in a period following an extreme bear market. Depressed asset prices can lead to both opportunistic M&A on the part of companies in a position of strength and consolidation amongst companies in a position of weakness simply as a means to survive. Despite the recent rally in broader markets, there are still pockets of distress in industries such as energy and retail. In these areas, we could see M&A with several rounds of counterbids that still lead to takeout prices below the peak.

If you would like to learn more about Water Island Capital and AltShares Merger Arbitrage ETF, please don't hesitate to reach out through our website or to your regional representative. AltShares Merger Arbitrage ETF is the first product in the AltShares Trust and, over time, we aim to expand our ETF offerings across the event-driven spectrum. We look forward to developing long-term partnerships with you, our clients, as we endeavor to bring event-driven strategies to the ETF universe. Thank you for your support.

Sincerely,
Water Island Capital

The discussion of market trends and companies throughout this commentary are not intended as advice to any person regarding the advisability of investing in any particular security. Some of our comments are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. Our views are a reflection of our best judgment at the time of the commentary and are subject to change any time based on market and other conditions, and we have no obligation to update them.

Glossary: Tax efficiency refers to an ability to minimize tax liabilities. Intraday liquidity refers to the ability to buy and sell shares throughout the trading day.

www.altsharesetfs.com | 1-855-955-1607

AltShares Merger Arbitrage ETF  Portfolio Information

May 31, 2020 (Unaudited)

Performance (annualized returns as of May 31, 2020)

Net asset value ("NAV") represents the value of each share's portion of the fund's underlying net assets (including cash) at the end of the trading day. Market price represents the mid-point between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund's NAV is calculated (usually 4:00 pm Eastern time).

	One Year	Five Year	Ten Year	Since Inception**
AltShares Merger Arbitrage ETF* NAV Returns	N/A	N/A	N/A	-2.12%
AltShares Merger Arbitrage ETF* Market Price Returns	N/A	N/A	N/A	-1.76%
Water Island Merger Arbitrage USD Hedged Index	N/A	N/A	N/A	-2.05%

* Fund inception: 05/07/2020.

** Since Inception returns shown is cumulative since inception as the fund has been active for less than 1 calendar year

Current performance may be lower or higher than performance quoted above. Any performance data quoted represents past performance and the investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Returns shown above include the reinvestment of all dividends and capital gains. Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from the amount reported in the Financial Highlights. The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. You can obtain performance data current to the most recent month-end by calling 1-855-955-1607.

The Total Annual Fund Operating Expenses for the Fund is 0.75%. These expense ratios are as stated in the current prospectus and may differ from the expense ratios disclosed in the financial highlights in this report.

The Water Island Merger Arbitrage USD Hedged Index is comprised of securities of U.S. and foreign companies of any market capitalization, which may from time to time include small and medium capitalization companies.

An investor may not invest directly in an index.

Risks: Investments are subject to risk, including possible loss of principal. The fund is new and there can be no assurance that the fund will achieve its investment objectives. The fund is non-diversified and is expected to be concentrated in certain industries and sectors as the underlying index and may be more sensitive to market or other developments that significantly affect those industries.

The fund uses investment techniques with risks that are different from those ordinarily associated with equity investments. Such risks include merger arbitrage risk (in that the proposed reorganizations in which the fund invests maybe renegotiated or terminated, in which case the fund may realize losses) and short sale risk (in that the fund will suffer a loss if it sells a security short and the value of the security rises rather than falls). Short sales by a Fund theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase.

The fund may invest in derivatives (such as forwards, futures including foreign forward currency contracts, options and swaps), which may cause the fund to be susceptible to credit risk and currency

Annual Report | May 31, 2020

AltShares Merger Arbitrage ETF  Portfolio Information (continued)

May 31, 2020 (Unaudited)

fluctuations. Derivatives may be more sensitive to changes in market conditions and may amplify the risk of loss for the fund. The fund may experience high portfolio turnover which could result in higher transaction costs and taxes.

Shares of the fund may be bought or sold throughout the day at their market price on the exchange on which they are listed. The market price of fund shares may be at, above, or below their NAV and will fluctuate with changes in the NAV as well as with supply and demand in the market for the shares. The market price of fund shares may differ significantly from their NAV during periods of market volatility. Shares of the fund may only be redeemed directly with the fund at NAV by Authorized Participants, in large creation units. There can be no guarantee that an active trading market for fund shares will develop or be maintained or that their listing will continue or remain unchanged. Buying or selling fund shares on an exchange may require the payment of brokerage commissions and frequent trading may incur brokerage costs that detract significantly from investment returns.

Sector Weighting

The following chart shows the sector weightings of the AltShares Merger Arbitrage ETF's investments (including short sales and excluding derivatives) as of the report date.

* Concentration Risk: The Fund may invest a large proportion of the Fund's assets in securities of issuers in a single sector over a given time. During such a period of concentration, the Fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

www.altsharesetfs.com | 1-855-955-1607

AltShares Merger Arbitrage ETF  Portfolio of Investments

May 31, 2020

	Shares	Value
COMMON STOCKS - 100.19%
Auto Parts & Equipment - 4.85%
Delphi Technologies Plc(a)(b)	14,186	$182,716
Banks - 5.26%
IBERIABANK Corp.	2,465	104,541
Texas Capital Bancshares, Inc.(a)	3,496	93,553
		198,094
Beverages - 0.53%
Craft Brew Alliance, Inc.(a)	1,312	19,824
Biotechnology - 0.41%
Molecular Medicine SpA(a)	28,770	15,649
Computers & Computer Services - 6.66%
ForeScout Technologies, Inc.(a)	10,633	250,833
Diversified Financial Services - 14.30%
E*TRADE Financial Corp.(b)	4,353	198,235
Legg Mason, Inc.(b)	3,095	154,224
TD Ameritrade Holding Corp.(b)	4,999	186,313
		538,772
Electric - 4.77%
El Paso Electric Co.	2,645	179,781
Electronics - 11.22%
Fitbit, Inc., Class A(a)	17,229	109,232
Isra Vision AG	274	14,143
Isra Vision AG Tendered Shares	127	7,049
KEMET Corp.(b)	4,893	132,258
Tech Data Corp.(a)	1,177	160,354
		423,036
Entertainment - 1.39%
Cineplex, Inc.	4,955	52,362
Healthcare - Products - 12.85%
QIAGEN N.V.(a)	6,703	293,524
Wright Medical Group N.V.(a)	6,456	190,775
		484,299
Insurance - 3.83%
Willis Towers Watson Plc(b)	711	144,262
Internet - 1.27%
Meet Group, Inc.(a)	7,774	48,043

See Notes to Financial Statements.

Annual Report | May 31, 2020

AltShares Merger Arbitrage ETF  Portfolio of Investments (continued)

May 31, 2020

	Shares	Value
COMMON STOCKS - 100.19% (Continued)
Lodging - 4.61%
Caesars Entertainment Corp.(a)	15,248	$173,675
Mining - 3.96%
Alacer Gold Corp.(a)	14,789	92,159
SEMAFO, Inc.(a)	16,548	56,969
		149,128
Pharmaceuticals - 4.04%
Portola Pharmaceuticals, Inc.(a)	8,474	152,108
Real Estate - 0.22%
Godewind Immobilien AG(a)(c)	1,230	8,479
Real Estate Investment Trusts - 1.60%
Taubman Centers, Inc.	1,459	60,315
Retail - 5.25%
Tiffany & Co.(b)	1,545	197,961
Semiconductors - 1.07%
Adesto Technologies Corp.(a)	3,328	40,169
Telecommunications - 12.10%
Acacia Communications, Inc.(a)	2,906	196,155
Cincinnati Bell, Inc.(a)	3,798	55,944
LogMeIn, Inc.	2,403	204,015
		456,114
TOTAL COMMON STOCKS (Cost $3,719,344)		3,775,620

	Yield		Shares	Value
SHORT-TERM INVESTMENTS - 1.29%
Money Market Funds
Morgan Stanley Institutional Liquidity Fund Government Portfolio, Institutional Class	0.094	%(d)	24,242	$24,242
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.249	%(d)	24,242	24,242
				48,484
TOTAL SHORT-TERM INVESTMENTS (Cost $48,484)				$48,484

See Notes to Financial Statements.

www.altsharesetfs.com | 1-855-955-1607

AltShares Merger Arbitrage ETF  Portfolio of Investments (continued)

May 31, 2020

Value
Total Investments - 101.48% (Cost $3,767,828)	$3,824,104
Liabilities in Excess of Other Assets - (1.48)%(e)	(55,603)
NET ASSETS - 100.00%	$3,768,501

Portfolio Footnotes

(a)  Non-income-producing security.

(b)  Security, or a portion of security, is being held as collateral for short sales, swap contracts or forward foreign currency exchange contracts. At May 31, 2020, the aggregate fair market value of those securities was $659,605, representing 17.50% of net assets.

(c)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of May 31, 2020, these securities had a total value of $8,479 or 0.22% of net assets.

(d)  Rate shown is the 7-day effective yield as of May 31, 2020.

(e)  Includes cash held as collateral for short sales and written option contracts, if applicable.

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS - (10.57%)
Banks - (5.32%)
Morgan Stanley	(4,537)	$(200,535)
Entertainment - (1.29%)
Eldorado Resorts, Inc.	(1,371)	(48,616)
Mining - (3.96%)
Endeavour Mining Corp.	(2,353)	(56,704)
SSR Mining, Inc.	(4,801)	(92,334)
		(149,038)
TOTAL COMMON STOCKS (Proceeds $337,937)		(398,189)
TOTAL SECURITIES SOLD SHORT (Proceeds $337,937)		$(398,189)

See Notes to Financial Statements.

Annual Report | May 31, 2020

AltShares Merger Arbitrage ETF  Portfolio of Investments (continued)

May 31, 2020

EQUITY SWAP CONTRACTS

Swap Counterparty/ Payment Frequency	Reference Obligation	Rate Paid/ Received by the Fund	Termination Date	Upfront Payments Paid	Upfront Payments Received	Market Value	Notional Amount	Unrealized Appreciation
Morgan Stanley & Co./ Monthly	Aon Plc	Received 1 Month- Federal Rate Minus 40 bps (-0.350%)	05/10/2022	$—	$—	$—	$151,258	$—
Morgan Stanley & Co./ Monthly	Borgwarner, Inc.	Received 1 Month- Federal Rate Minus 40 bps (-0.350%)	05/10/2022	—	—	—	193,511	—
Morgan Stanley & Co./ Monthly	First Horizon National Corp.	Received 1 Month- Federal Rate Minus 40 bps (-0.350%)	05/10/2022	—	—	—	105,552	—
Morgan Stanley & Co./ Monthly	Independent Bank Group, Inc.	Received 1 Month- Federal Rate Minus 40 bps (-0.350%)	05/10/2022	—	—	—	113,526	—
Morgan Stanley & Co./ Monthly	Charles Schwab Corp.	Received 1 Month- Federal Rate Minus 40 bps (-0.350%)	05/10/2022	—	—	—	195,350	—
						$—	$759,197	$—

See Notes to Financial Statements.

www.altsharesetfs.com | 1-855-955-1607

AltShares Merger Arbitrage ETF  Portfolio of Investments (continued)

May 31, 2020

OUTSTANDING FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
CAD	39,450	USD	28,204	Morgan Stanley & Co.	06/15/2020	$448
EUR	22,320	USD	24,313	Morgan Stanley & Co.	06/15/2020	470
GBP	3,900	USD	4,811	Morgan Stanley & Co.	06/15/2020	6
						$924
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
USD	75,050	CAD	104,840	Morgan Stanley & Co.	06/15/2020	$(1,095)
USD	69,603	EUR	64,340	Morgan Stanley & Co.	06/15/2020	(1,836)
USD	4,813	GBP	3,900	Morgan Stanley & Co.	06/15/2020	(4)
						$(2,935)

The following is a summary of investments classified by country exposure:

Country	% of Net Assets(a)
Netherlands	12.85%
United Kingdom	8.68%
Canada	2.90%
Germany	0.78%
Italy	0.41%
United States	75.86%
Liabilities in Excess of Other Assets	(1.48)%
100.00%

(a)  These percentages represent long positions only and are not net of short positions.

Abbreviations:

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

bps - Basis Points. 100 Basis Points is equal to 1 percentage point.

CAD - Canadian dollar

EUR - Euro

GBP - British pound

N.V - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

Plc - Public Limited Company

SpA - Societa per Azione

USD - United States Dollar

See Notes to Financial Statements.

Annual Report | May 31, 2020

AltShares Merger Arbitrage ETF  Portfolio of Investments (continued)

May 31, 2020

The following table summarizes AltShares Merger Arbitrage ETF's investments and derivative financial instruments categorized in the fair value hierarchy as of May 31, 2020:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Assets
Common Stocks**	$3,775,620	$—	$—	$3,775,620
Short-Term Investments	48,484	—	—	48,484
TOTAL	$3,824,104	$—	$—	$3,824,104
Other Financial Instruments***
Assets
Forward Foreign Currency Exchange Contracts	$—	$924	$—	$924
Equity Swaps	0	—	—	0
Liabilities
Common Stocks**	(398,189)	—	—	(398,189)
Forward Foreign Currency Exchange Contracts	—	(2,935)	—	(2,935)
TOTAL	$(398,189)	$(2,011)	$—	$(400,200)

*  Refer to footnote 2 where leveling hierarchy is defined.

**  Refer to Portfolio of Investments for sector information.

***  Other financial instruments are instruments such as securities sold short, equity swaps and forward foreign currency exchange contracts.

See Notes to Financial Statements.

www.altsharesetfs.com | 1-855-955-1607

  Statement of Assets and Liabilities

May 31, 2020

AltShares Merger Arbitrage ETF
ASSETS
Investments:
At cost of investments	$3,767,828
At fair value of investments (Note 2)	$3,824,104
Cash denominated in foreign currency (Cost $4,722)	4,772
Deposits with brokers for securities sold short (Note 2)	393,791
Segregated cash for collateral (Note 2)	172
Unrealized appreciation on forward foreign currency exchange contracts (Note 9)	924
Dividends and interest receivable	17
Total Assets	4,223,780
LIABILITIES
Securities sold short, at value (Note 2) (proceeds $337,937)	398,189
Unrealized depreciation on forward foreign currency exchange contracts (Note 9)	2,935
Payable to Adviser (Note 5)	1,715
Payable for swap reset	52,440
Total Liabilities	455,279
NET ASSETS	$3,768,501
NET ASSETS CONSIST OF:
Paid-in capital	$3,838,859
(Accumulated loss)	(70,358)
NET ASSETS	$3,768,501
PRICING OF SHARES:
Net assets	$3,768,501
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	154,000
Net asset value per share	$24.47

See Notes to Financial Statements.

Annual Report | May 31, 2020

  Statement of Operations

For the Period Ended May 31, 2020

AltShares Merger Arbitrage ETF(a)
INVESTMENT INCOME
Dividend income	$585
Total Investment Income	585
EXPENSES
Investment advisory fees (Note 5)	1,715
Total Expenses	1,715
Net Expenses	1,715
NET INVESTMENT INCOME (LOSS)	(1,130)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains (losses) from:
Investments	9,837
Swap contracts	(3,367)
Securities sold short	(70,246)
Foreign currency transactions (Note 9)	485
Net change in unrealized appreciation (depreciation) on:
Investments	56,276
Securities sold short	(60,252)
Foreign currency transactions (Note 9)	50
Forward currency contracts	(2,011)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS AND FOREIGN CURRENCIES	(69,228)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(70,358)

(a)  Commenced operations on May 7, 2020.

See Notes to Financial Statements.

www.altsharesetfs.com | 1-855-955-1607

  Statement of Changes in Net Assets

AltShares Merger Arbitrage ETF
Period Ended May 31, 2020(a)
FROM OPERATIONS
Net investment loss	$(1,130)
Net realized gains (losses) from:
Investments	9,837
Swap contracts	(3,367)
Securities sold short	(70,246)
Foreign currency transactions	485
Net change in unrealized appreciation (depreciation) on:
Investments	56,276
Securities sold short	(60,252)
Foreign currency transactions	50
Forward currency contracts	(2,011)
Net decrease in net assets resulting from operations	(70,358)
FROM CAPITAL SHARE TRANSACTIONS (NOTE 8):
Proceeds from shares sold	3,738,859
Net increase (decrease) in net assets from capital share transactions	3,738,859
TOTAL INCREASE IN NET ASSETS	3,668,501
NET ASSETS
Beginning of period	100,000
End of period	$3,768,501

(a)  Commenced operations on May 7, 2020.

See Notes to Financial Statements.

Annual Report | May 31, 2020

AltShares Merger Arbitrage ETF  Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Period Ended May 31, 2020(a)
Net asset value, beginning of period	$25.00
Income (loss) from investment operations
Net investment loss(b)	(0.01)
Net realized and unrealized losses on investments and foreign currencies	(0.52)
Total from investment operations	(0.53)
Net asset value, end of period	$24.47
Total return(c)	(2.12	)%(d)
Net assets, end of period (in 000s)	$3,769
RATIOS TO AVERAGE NET ASSETS:
Net expenses	0.75	%(e)
Net investment loss	(0.49	)%(e)
Portfolio turnover rate	22	%(d)

(a)  Commenced operations on May 7, 2020.

(b)  Per share amounts were calculated using average shares outstanding for the period.

(c)  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)  Not annualized.

(e)  Annualized.

See Notes to Financial Statements.

www.altsharesetfs.com | 1-855-955-1607

AltShares Merger Arbitrage ETF  Notes to Financial Statements

May 31, 2020

1. ORGANIZATION

AltShares Merger Arbitrage ETF (the "Fund"), a series of AltShares Trust (the "Trust"), was organized under the laws of the State of Delaware as a statutory trust on June 6, 2019 pursuant to an Agreement and Declaration of Trust. The offering of the Fund's interests is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is an open-end registered management investment company under the 1940 Act. The investment objective of the Fund is to seek to provide investment results that closely correspond, before fees and expenses, to the performance of its underlying index, the Water Island Merger Arbitrage USD Hedged Index (the "Underlying Index"). Water Island Capital, LLC ("WIC") acts as the Fund's investment adviser (the "Adviser"). The Adviser is responsible for overseeing the management and business affairs of the Fund, and has discretion to purchase and sell securities in accordance with the Fund's objectives, policies, and restrictions, subject to the authority of and supervision by the Trust's Board of Trustee's (the "Board"). The Adviser continuously reviews, supervises, and administers the Fund's investment program. Initial seeding of $100,000 for the Fund was on February 7, 2020, and the Fund commenced operations on May 7, 2020.

The Fund is a non-diversified, passively managed exchange-traded fund ("ETF"). ETFs are funds that trade like other publicly-traded securities and may be designed to track an index or to be actively managed. Shares of the Fund are listed and traded on The NYSE Arca, Inc. (the "NYSE"). Market price for the shares may be different from the net asset value ("NAV"). The Fund issues and redeems shares on a continuous basis at NAV only in blocks of 50,000 shares, called "Creation Units." Creation Units are issued and redeemed principally in-kind for securities included in a specified universe, with cash included to balance to the Creation Unit total. Once created, shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by certain financial institutions ("Authorized Participants"). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participation Agreement with the Fund's distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front-end sales load and no deferred sales charge. A purchase (i.e., creation) or redemption transaction fee is imposed for the transfer and other transaction costs associated with the purchase or redemption of Creation Units. The standard fixed transaction fee for the Fund is $250. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Fund for the transaction costs associated with such cash transactions. Variable fees received by the Fund are displayed in the capital shares transaction section of the Statement of Changes in Net Assets. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

All organizational and offering expenses of the Trust will be borne by WIC and will not be subject to future recoupment. As a result, organizational and offering expenses are not reflected in the Statement of Assets and Liabilities and Statement of Operations.

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May 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). The Fund is considered an investment company for financial reporting purposes under GAAP and Accounting Standards Codification Topic 946 — Financial Services — Investment Companies.

In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform, which provide optional expedients and exceptions for applying GAAP to contracts, hedging relationships, and other transactions which are affected by reference rate reform if certain criteria are met. Such provisions are elective and apply to all entities as of March 12, 2020 through December 31, 2022, subject to meeting certain criteria, that have transactions that reference LIBOR or another reference rate that are discontinued because of reference rate reform. ASU 2020-04 had no impact on the Funds during the current reporting period.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Valuation of Investments — The Fund's portfolio securities are valued as of the close of trading of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern standard time). Common stocks, mutual funds and other securities, including open short positions that are traded on a securities exchange, are valued at the last quoted sales price at the close of regular trading on the day the valuation is made. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Price information on listed stocks is taken from the exchange where the security is primarily traded. Redeemable securities issued by open-end investment companies are valued at the investment company's respective net asset value, with the exception of exchange-traded open-end investment companies, which are priced as common stocks. Market quotations of foreign securities from the principal markets in which they trade may not be reliable if events or circumstances that may affect the value of portfolio securities occur between the time of the market quotation and the close of trading on the NYSE. If a significant event that affects the valuation of a foreign security occurs between the close of a foreign security's primary exchange and the time the Fund calculates the NAV, the Fund will fair value the foreign security to account for this discrepancy. Securities which are listed on an exchange but which are not traded on the valuation date will be valued at last bid if held long, and last ask if held short. Put and call options and securities traded in the over-the-counter market are valued at the mean of the most recent bid and ask prices. When there is no bid price available, put and call options will typically be valued at zero. Foreign currency forward contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

If available, debt securities are priced based upon an evaluated bid provided by independent, third-party pricing agents. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Single name swap agreements are valued based on the underlying terms of the agreement. Other swap agreements (such as baskets of securities) are valued daily based on the terms of the swap agreement as provided by an independent third party or the

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counterparty. If a third-party valuation is not available, these other swap agreements are valued based on the valuation provided by the counterparty.

Other assets and securities for which no quotations are readily available are valued at fair value using methods determined in good faith by the Pricing Committee, which is under the supervision of the Board of Trustees of the Trust. Some of the more common reasons that may necessitate that a security be valued at fair value include: the security's trading has been halted or suspended; the security has been delisted from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has been acquired through completion of a merger/tender or the security's primary pricing source is not able or willing to provide a price. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of a security, subsequent private transactions in the security or related securities, or a combination of these and other factors. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service.

Fair Value Measurements — In accordance with the authoritative guidance on fair value measurements under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3, whose fair value measurement considers several inputs, may include Level 1 or Level 2 inputs as components of the overall fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions — Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Short Positions — The Fund may sell securities short for economic hedging purposes. Subsequent fluctuations in the market prices of securities sold short may require purchasing the securities at prices which may differ from the market value reflected on the Portfolio of Investments. The Fund is liable for any dividends and interest payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain

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assets consisting of cash, cash equivalents or liquid securities. The amount of the collateral is required to be adjusted daily to reflect changes in the value of the securities sold short. The Fund is charged an interest rebate expense by the prime broker on securities sold short. The interest rebate expense, if any, is charged for the duration of time that a security is sold short and is shown on the Statement of Operations.

Derivative Instruments and Hedging Activities — The following discloses the Fund's use of derivative instruments and hedging activities.

The Fund's investment objective not only permits the Fund to purchase investment securities, but it also allows the Fund to enter into various types of derivative contracts, including, but not limited to, swap contracts, forward foreign currency exchange contracts, and purchased and written option contracts. In doing so, the Fund will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities: they require little or no initial cash investment; they can focus exposure on only certain selected risk factors; and they may not require the ultimate receipt or delivery of the underlying security (or securities) to satisfy the contract. This may allow the Fund to pursue its objective more quickly and efficiently than if it was to make direct purchases or sales of securities capable of effecting a similar response to market factors. The Fund may, but is not required to, seek to reduce its currency risk by hedging part or all of its exposure to various foreign currencies.

Market Risk Factors — In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Investments in securities issued by small and medium capitalization companies tend to be less liquid and more volatile than stocks of companies with relatively large market capitalizations. To the extent the Fund invests in securities of small and medium capitalization companies, it may be more vulnerable to adverse business events than larger, more established companies.

Interest Rate Risk: Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of fixed income investments, and a decline in general interest rates will tend to increase the value of such investments. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses.

Credit Risk: Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

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The extent of the impact of the novel coronavirus ("COVID-19") outbreak on the financial performance of the Fund will depend on future developments, including duration and spread of the outbreak, related advisories and restrictions, and the impact of COVID-19 on the financial markets and the overall economy, all of which are highly uncertain and cannot be predicted. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. These disruptions could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund's ability to achieve its investment objective. If the financial markets and/or the overall economy are impacted for an extended period of time, the Fund's results of operations may be materially adversely affected. During the period ended May 31, 2020, there was no significant impact to the Fund.

Risk of Investing in Derivatives — The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease or hedge exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative instruments and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objective, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty to a transaction will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by derivative type in the notes that follow.

Tracking Error Risk — As a passively managed Fund, the Fund seeks to track the performance of its respective Underlying Index, although it may not be successful in doing so. The divergence between the performance of the Fund and the Underlying Index, positive or negative, is called "tracking error." Tracking error can be caused by many factors and it may be significant.

Shares of the Fund May Trade at Prices Other Than NAV — Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the Fund will approximate the Fund's NAV, there may be times when the market price and the NAV vary significantly. An investor may pay more than NAV when buying shares of the Fund in the secondary market, and an investor may receive less than NAV when selling those shares in the secondary market. The market price of Fund shares may deviate, sometimes significantly, from NAV during periods of market volatility or market disruption.

Please refer to the Fund's prospectus for a more complete description of the principal risks of investing in the Fund.

Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future

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date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates.

Foreign currency exchange contracts held by the Fund at May 31, 2020 are disclosed in the Portfolio of Investments.

During the period ended May 31, 2020, the Fund entered into foreign currency exchange contracts to hedge currency risk.

Warrants/Rights — The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. The Fund typically uses warrants and rights in a manner similar to its use of purchased options on securities. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund's ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Warrants and rights generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

Swaps — The Fund may enter into interest rate, index, equity, total return and credit default swap agreements, for hedging and non-hedging purposes. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements may be executed in a multilateral or other trade facility program, such as a registered exchange ("centrally cleared swaps") or may be privately negotiated in the over-the-counter market. The duration of a swap agreement typically ranges from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the "CCP") and the Fund's counterparty on the swap agreement becomes the CCP.

Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets or indices. Total return swap agreements may be used to obtain exposure to a security or market index without owning or taking physical custody of such security or component securities of a market index. Total return swap agreements may effectively add leverage to the Fund's portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually the London Interbank Offered Rate

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(LIBOR) or the Federal Funds rate, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed upon between two parties. Typically no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. Swap agreements also entail the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

The Fund will typically enter into agreements based on either long or short exposure to underlying equities. To help mitigate against default risk by the counterparty these agreements are reset monthly, with cashflows exchanged based on the change in the value of the underlying equity from either the opening price or the last reset price, netted against the interest leg of the swap.

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net present value of amounts to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered in accordance with applicable regulatory requirements to limit any potential leveraging of the Fund's portfolio. Any net amount accrued but not yet paid to the Fund by the counterparty under a swap agreement (i.e., the Fund's current rights under the swap agreement) is recorded as unrealized appreciation until the amount is paid to the Fund. The Fund's maximum risk of loss from counterparty credit risk is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities.

Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Swap agreements that cannot be terminated or sold within seven days may be considered to be illiquid investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Although centrally cleared swaps typically present less counterparty risk than non-centrally cleared swaps, the Fund that has entered into centrally cleared swaps is subject to the risk of the failure of the CCP. The Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines) or that are centrally cleared. Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986, as amended (the "Code"), may limit the Fund's ability to use swap agreements. It is possible that developments in the swap market, including additional government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") govern over-the-counter financial derivative transactions entered into by the Fund and counterparty. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of

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May 31, 2020

termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements.

Swap agreements held by the Fund at May 31, 2020 are disclosed in the Portfolio of Investments.

During the period ended May 31, 2020, the Fund entered into swap agreements to invest outside the U.S. more efficiently and to hedge positions within the U.S.

Fair Value and Activity of Derivative Instruments — Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty on the Statement of Assets and Liabilities. The fair value of derivative instruments for the Fund as of the period ended May 31, 2020, was as follows:

Derivatives Not Accounted For As Hedging Instruments	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value	Liability Derivatives Statement of Assets and Liabilities Location	Fair Value
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$924	Unrealized depreciation on forward foreign currency exchange contracts	$2,935
		$924		$2,935

The effect of derivative instruments on the Fund's Statement of Operations for the period ended May 31, 2020, was as follows:

Derivatives Not Accounted For As Hedging Instruments	Location Of Gains/(Loss) On Derivatives Recognized In Income	Realized Gain/(Loss) On Derivatives Recognized In Income	Change in Unrealized Gain/(Loss) On Derivatives Recognized In Income
Forward Foreign Currency Exchange Contracts	Net realized gains (losses) from: Forward currency contracts / Net change in unrealized appreciation (depreciation) on: Forward currency contracts	$—	$(2,011)
Swap Contracts	Net realized gains (losses) from: Swap contracts / Net change in unrealized appreciation (depreciation) on: Swap contracts	(3,367)	—
		$(3,367)	$(2,011)

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AltShares Merger Arbitrage ETF  Notes to Financial Statements (continued)

May 31, 2020

Volume of derivative instruments held by the Fund during the period ended May 31, 2020, was as follows:

Derivative Type	Unit of Measurement	Monthly Average
Swap Contracts	Notional Quantity	$126,533
Forward Foreign Currency Exchange Contracts	Net Contracts to Deliver/(Receive)	(7,971)

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

The Fund held financial instruments such as Equity Swaps that are subject to enforceable netting arrangements or other similar agreements as of May 31, 2020. At May 31, 2020, there was no unrealized appreciation or depreciation on these instruments held by the Fund. All other derivative contracts held by the Fund were not subject to netting agreements.

Investment Income — Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, net of any non-reclaimable tax withholdings. Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the Fund. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates are used in reporting the character of income and distributions for financial statement purposes when information is not available.

Dividends and Distributions to Shareholders — Dividends arising from net investment income and net capital gain distributions, if any, are declared and paid at least annually to shareholders of the Fund. Dividends arising from net investment income, if any, are declared daily and paid monthly, and net capital gain distributions, if any, are declared and paid at least annually to shareholders

Cash — The Fund may invest a portion of its assets in cash or cash items. These cash items and other high-quality debt securities may include money market instruments, such as securities issued by the U.S. Government and its agencies, bankers' acceptances, commercial paper, bank certificates of deposit and investment companies that invest primarily in such instruments. As of May 31, 2020, cash held by the Fund represented cash held at a third-party custodian.

Federal Income Tax — It is the Fund's policy to continue to comply with the special provisions of Subchapter M of the Code, as amended, applicable to regulated investment companies. As provided therein, in any fiscal year in which a fund so qualifies and distributes at least 90% of its taxable net income, a fund (but not the shareholders) will be relieved of Federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

As of and during the period ended May 31, 2020, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and, if applicable, penalties for any uncertain tax positions. Interest and penalty expense will be recorded as a component of interest

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AltShares Merger Arbitrage ETF  Notes to Financial Statements (continued)

May 31, 2020

or other tax expense. No interest or penalties were recorded during the period ended May 31, 2020. The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return.

3. INVESTMENT TRANSACTIONS

During the period ended May 31, 2020, cost of purchases and proceeds from sales and maturities of investment securities, excluding purchases and sales resulting from in-kind capital share transactions, short-term investments, equity swap contracts, and securities sold short, were as follows:

Purchases	$1,624,445
Sales and Maturities	897,124

4. IN-KIND TRANSACTIONS

The consideration for the purchase of Creation Units of the Fund often consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes an optimized representation of the securities involved in the Fund's underlying index, and an amount of cash. Investors purchasing and redeeming Creation Units are subject to a standard creation transaction fee and a standard redemption transaction fee paid to the custodian to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are subject to an additional variable charge paid to the Fund that will offset the transaction costs to the Fund of buying or selling portfolio securities. In addition, purchasers and redeemers of shares in Creation Units are responsible for payment of the costs of transferring securities to or out of the Fund. From time to time, WIC may cover the cost of any transaction fees when believed to be in the best interests of the Fund.

The in-kind transaction activity for the period ended May 31, 2020 was $3,468,363 of in-kind purchases of securities and $0 of in-kind sales of securities.

5. ADVISORY FEES

Investment Advisory Agreement

The Fund's investments are managed by the Adviser according to the terms of Investment Advisory Agreement. Under the Investment Advisory Agreement between the Adviser and the Fund, the Fund pays the Adviser an annual advisory fee based on its average daily net assets for the services and facilities it provides payable at the annual rates set forth below:

Fund	Advisory Fee
AltShares Merger Arbitrage ETF	0.75%

The Adviser agrees to pay all expenses of the Trust, except for the (i) the compensation payable to WIC under the Investment Advisory Agreement, (ii) payments under the Fund's Rule 12b-1 plan, if applicable, (iii) brokerage and similar portfolio management expenses, (iv) acquired fund fees and expenses, (v) liquidation or termination expenses, (vi) taxes (including, but not limited to, income, excise, transaction, transfer and withholding taxes), (vii) interest (including borrowing costs and dividend interest expenses on securities sold short), and (viii) any securities-lending related fees and expenses, and (ix) litigation expenses and other extraordinary expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto).

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6. ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT AND DISTRIBUTOR

State Street Bank and Trust Company ("State Street") serves as Administrator for the Trust pursuant to an administration agreement ("Administration Agreement"). Under the Administration Agreement, State Street is responsible for certain administrative services associated with day-to-day operations of each Fund. State Street also serves as Custodian for the Fund pursuant to a custodian agreement ("Custodian Agreement"). As Custodian, State Street holds the Fund's assets and, as Fund Accounting Agent, calculates the net asset value of the Fund. State Street acts as a transfer agent for the Fund's authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly to State Street by the Adviser.

Foreside Financial Services, LLC (the "Distributor") serves as the Fund's distributor pursuant to a distribution agreement ("Distribution Agreement"). The Adviser has agreed to compensate the Distributor to the extent that the Fund is not authorized to so compensate the Distributor.

7. RELATED PARTIES

As of May 31, 2020, the officers of the Trust were also employees of the Adviser.

8. CAPITAL SHARE TRANSACTIONS

Proceeds and payments on capital shares as shown in the Statement of Changes in Net Assets are the result of the following capital share transactions for the period shown:

	Period Ended May 31, 2020(a)
	Shares	Value
Proceeds from shares sold	150,000	$3,738,859
Net increase	150,000	$3,738,859

(a)  Commenced operations on May 7, 2020.

9. FOREIGN CURRENCY TRANSLATION

Amounts denominated in or expected to settle in foreign currencies are translated to U.S. dollars based on exchange rates on the basis outlined below:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments. Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies; 2) currency gains or losses realized between the trade and settlement dates on security transactions; and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses

Annual Report | May 31, 2020

AltShares Merger Arbitrage ETF  Notes to Financial Statements (continued)

May 31, 2020

arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

10. CONTINGENCIES AND COMMITMENTS

The Fund indemnifies the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

11. FEDERAL TAX INFORMATION

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is the Fund's intention to declare as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The amount of distributions from net investment income and net realized gains, if any, are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either temporary or permanent in nature and permanent differences are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate in the period that the differences arise.

Permanent differences between the Fund's financial statement and income tax reporting requirements are primarily attributable to gains and losses on certain foreign currency related transactions, investments in passive foreign investment companies, investments in swaps and ordinary loss netting to reduce short-term capital gains. These have no effect on the Fund's net assets or net asset value per share.

Fund	Distributable Earnings (Accumulated Loss)	Paid-in Capital
AltShares Merger Arbitrage ETF	$—	$—

There were no dividends or distributions declared or paid during the period ended May 31, 2020.

As of May 31, 2020, the components of distributable earnings on a tax basis were as follows:

AltShares Merger Arbitrage ETF
Undistributed ordinary income	$—
Accumulated capital gains/losses	—
Unrealized appreciation/(depreciation)	(16,304)
Late year ordinary loss deferrals	(54,054)
Total distributable earnings (accumulated loss)	$(70,358)

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AltShares Merger Arbitrage ETF  Notes to Financial Statements (continued)

May 31, 2020

The following information is computed on a tax basis for each item as of May 31, 2020:

Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation	Aggregate Cost of Investments for Income Tax Purposes
$115,372	$(71,474)	$43,898	$3,780,206

The differences between book-basis and tax-basis net unrealized appreciation/(depreciation) for the Fund are attributable to wash sales, forward contracts mark to market and investments in passive foreign investment companies.

Capital Losses — As of May 31, 2020, the Fund had no capital loss carryforwards which may reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax.

Late Year Losses

The Fund elected to defer to the period ending May 31, 2021, in the amount of $54,054.

12. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Fund through the date the financial statements were issued, and has concluded that there are no recognized subsequent events relevant for financial statement disclosure.

Annual Report | May 31, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of
AltShares Merger Arbitrage ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AltShares Merger Arbitrage ETF (the "Fund"), including the schedule of investments, as of May 31, 2020, and the related statements of operations and changes in net assets, the financial highlights and the related notes for the period from May 7, 2020 (commencement of operations) through May 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at May 31, 2020, the results of its operations, changes in net assets, and financial highlights for the period from May 7, 2020 through May 31, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on each of the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more of the Water Island Capital investment companies since 2012.

Minneapolis, Minnesota
July 28, 2020

www.altsharesetfs.com | 1-855-955-1607

AltShares Merger Arbitrage ETF  Disclosure of Fund Expenses

May 31, 2020 (Unaudited)

As a shareholder of a fund, you incur two types of cost: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including advisory fees. The examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your Fund's cost in two ways:

Actual Fund Return. The section helps you to estimate the actual expenses after fee waivers, if any, that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

Hypothetical 5% Return. This section helps you compare your Fund's costs with those of other funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other funds.

Note: Because the return is set at 5% for comparison purposes – NOT your Fund's actual return – the account values shown may not apply to your specific investment.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, including any brokerage commissions you may pay when purchasing or selling shares of a fund. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report | May 31, 2020

AltShares Merger Arbitrage ETF  Disclosure of Fund Expenses (continued)

May 31, 2020 (Unaudited)

	Beginning Account Value May 7, 2020	Ending Account Value May 31, 2020	Expense Ratio(a)		Expenses Paid During Period
AltShares Merger Arbitrage ETF(b)
Actual	$1,000.00	$978.80	0.75	%(c)	$0.51
Hypothetical (5% return before expenses)	$1,000.00	$1,002.90	0.75	%(c)	$0.51

(a)  Annualized, based on the Fund's most recent fiscal half-year expenses.

(b)  The Fund commenced operations on May 7, 2020. Actual expenses on this class are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days since the commenced operations (25), then divided by 366.

(c)  The Adviser agrees to pay all expenses of the Trust, except for the (i) the compensation payable to WIC under the Investment Advisory Agreement, (ii) payments under the Fund's Rule 12b-1 plan, if applicable, (iii) brokerage and similar portfolio management expenses, (iv) acquired fund fees and expenses, (v) liquidation or termination expenses, (vi) taxes (including, but not limited to, income, excise, transaction, transfer and withholding taxes), (vii) interest (including borrowing costs and dividend interest expenses on securities sold short), and (viii) any securities-lending related fees and expenses, and (ix) litigation expenses and other extraordinary expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto).

www.altsharesetfs.com | 1-855-955-1607

AltShares Merger Arbitrage ETF  Additional Information

May 31, 2020 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-855-955-1607, or on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov. Information regarding how the Fund voted proxies will be available without charge upon request by calling toll-free 1-855-955-1607, or on the SEC's website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete listing of its portfolio holdings with the SEC as of the first and third quarters of each fiscal year on Form N-PORT. The filings are available upon request by calling 1-855-955-1607. Furthermore, you may obtain a copy of the filing on the SEC's website at http://www.sec.gov. The Fund's Forms N-PORT may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Annual Report | May 31, 2020

AltShares Merger Arbitrage ETF  Approval of Investment Advisory Agreement

May 31, 2020 (Unaudited)

At an in-person meeting on February 6, 2020, the Board of Trustees ("Board") of the AltShares Trust ("Trust"), including a majority of the Trustees who are not "interested persons" of the Trust (the "Independent Trustees"), as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), approved the investment advisory agreement ("Advisory Agreement") between Water Island Capital, LLC (the "Adviser") and the Trust with respect to AltShares Merger Arbitrage ETF (the "Fund"), a newly established series of the Trust.

In advance of the meeting, the Board received and considered information relating to its consideration of the Advisory Agreement with respect to the Fund provided by the Adviser in response to the Independent Trustees' requests. In reviewing the Advisory Agreement, the Board considered that the evaluation process with respect to the Adviser would be an ongoing one and, in this regard, noted that it would consider information at each regularly scheduled meeting regarding, among other matters, the services provided by the Adviser to the Fund.

In evaluating the Agreement, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including, among other matters: (1) the nature, extent, and quality of the services to be provided by the Adviser; (2) the proposed compensation to be paid by the Fund to the Adviser under the Advisory Agreement; (3) the estimated costs of the services to be provided by the Adviser and the Adviser's profitability expectations with respect to its services to the Fund; (4) the extent to which economies of scale could be realized by the Adviser as the Fund grows and whether the Advisory Agreement would enable Fund shareholders to share in the benefits of economies of scale; and (5) other benefits the Adviser anticipated it may receive from its relationship with the Fund.

Nature, Extent, and Quality of Services

Based on the written and oral reports received by the Board prior to and at the February 6, 2020 meeting, including in executive session, the Board considered the nature, quality, and extent of the services to be provided by the Adviser under the Advisory Agreement. Among other things, the Board considered the personnel, experience and resources of the Adviser, and the ability of the Adviser to provide or obtain such services as may be necessary to manage the Fund. The Board considered that the Adviser would be responsible for establishing and monitoring the Fund's investment program, providing day-to-day portfolio management, trading, operational support, and carrying out directives of the Board. The Board also considered that the Adviser will provide a number of additional services, including oversight of Fund service providers, facilitation of the Fund's valuations, and operation of the Fund's compliance program.

The Trustees noted their familiarity with the Adviser based on their service as board members of a separate registered, open-end management investment company sponsored and advised by the Adviser. In this regard, the Board noted the Adviser's financial condition and resources as an established investment advisory firm with a nearly 20-year history managing open-end funds that utilize merger arbitrage and event-driven strategies. The Board noted that the Adviser had sufficient financial resources to be able to provide high-quality services to the Fund during the initial term of the Advisory Agreement. The Board also considered the background and experience of the Adviser's senior management and the qualifications, background and responsibilities of the portfolio managers who would be primarily responsible for the day-to-day portfolio management of the Fund, recognizing their significant experience executing on merger arbitrage and event-driven strategies.

Investment Performance

The Board noted that, because the Fund had not yet commenced investment operations, it had no investment performance. The Board considered that, once the Fund commences operations, it would receive regular reports regarding the performance of the Fund and the tracking error achieved by

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AltShares Merger Arbitrage ETF  Approval of Investment Advisory Agreement (continued)

May 31, 2020 (Unaudited)

the Adviser with respect to the Fund's performance relative to its target index. The Board also considered its experience with the Adviser's management of a mutual fund that is a series of a separate registered open-end investment company and that pursues an actively-managed merger arbitrage strategy, as well as the Adviser's significant experience in managing portfolios with various investment objectives.

Compensation

The Board considered the proposed compensation of the Adviser under the Advisory Agreement in light of the nature, quality, and extent of the services to be provided by the Adviser. The Board considered that the Adviser was proposing to enter into a unitary advisory fee arrangement with the Fund, under which the Adviser, and not the Fund, would be responsible for paying most of the Fund's expenses, including those of the Fund's principal service providers; accordingly, the Board considered the information provided by the Adviser regarding the amounts that would be paid by it to the Fund's service providers under the arrangement. The Board noted that the proposed advisory fee rate for the Fund under the Advisory Agreement was in line with the peer exchange-traded funds identified by the Adviser, and further noted the Adviser's representation that, due to the nature of the Fund's niche investment strategy, the set of peer funds is small, consisting of only two exchange-traded funds. The Board also considered the compensation paid to the Adviser by other advisory clients as compared to the Fund.

Costs and Profitability

The Board considered the estimated cost of services and profitability of the Adviser with respect to the Fund. The Board recognized that the Adviser had invested significant time and effort in structuring the Trust and the Fund, obtaining exemptive relief from the U.S. Securities and Exchange Commission on behalf of the Fund, assessing the market appeal of the Fund's investment strategy, and conducting due diligence on and evaluating service providers for the Fund. The Board considered that the Adviser had agreed to bear most of the Fund's expenses under a unitary fee arrangement, as specified in the Advisory Agreement, and would bear entrepreneurial and other risks in servicing the Fund. The Board noted that, because the Fund had not yet launched, it was difficult to estimate how profitable the Adviser's services to the Fund under the Advisory Agreement would be to the Adviser. Based on projections provided to the Board by the Adviser regarding its anticipated profitability with respect to the Fund, however, the Board noted that the Advisory Agreement was unlikely to be profitable to the Adviser during the initial term of the Agreement.

Other Benefits

The Board considered the extent to which the Adviser may derive ancillary benefits as a result of its relationship with the Fund. The Board concluded that the potential benefits to be derived by the Adviser included the ability to generate soft dollar credits, to increase its assets under management and, as a result, to have access to additional research resources and benefit to its reputation. The Board deemed these and any other potential fall-out benefits to be not material to the consideration of the Advisory Agreement.

Economies of Scale

The Board considered whether the Adviser would realize economies of scale with respect to its services to the Fund as it grows larger, including the extent to which this would be reflected in the level of fees to be paid by the Fund to the Adviser. The Board noted that the proposed advisory rate for the Fund does not include breakpoints, and that it was difficult – before the commencement of investment operations – to accurately evaluate potential economies of scale. The Board also considered that potential economies of scale may be shared with the Fund in manners other than fee breakpoints or fee waivers, including reinvestments in the Adviser's business, additional new

Annual Report | May 31, 2020

AltShares Merger Arbitrage ETF  Approval of Investment Advisory Agreement (continued)

May 31, 2020 (Unaudited)

product offerings, and pricing to scale from inception, among others. Under the circumstances, the Board determined that it was premature to evaluate the Fund for economies of scale.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from independent legal counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. The Independent Trustees met in executive session with members of the Adviser's senior management and Independent Trustee counsel to review such standards and recent developments in this area of the law. The Board noted that, once the Fund becomes operational, it will continue to monitor the Fund at its regular meetings, during executive sessions of the Independent Trustees, and outside of the Board meetings. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangements, as outlined in the Advisory Agreement, were reasonable.

www.altsharesetfs.com | 1-855-955-1607

AltShares Merger Arbitrage ETF  Trustees & Officers

May 31, 2020 (Unaudited)

INTERESTED TRUSTEES*:

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee
John S. Orrico, CFA 41 Madison Avenue, 42nd Floor, New York, NY 10010 (Age 60)	Since 2020	President and Chairman of the Board of Trustees	Managing Member, Water Island Capital, LLC, the Investment Adviser, since January 2000.	None	5

INDEPENDENT TRUSTEES**:

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee
Francis X. Tracy (Age 62)	Since 2020	Trustee	President, Chief Financial Officer, Treasurer, and Secretary for Batterymarch Financial Management, Inc. (1999 - 2014).	Batterymarch Global Emerging Markets Fund (Luxembourg) (2010 - 2014).	5
Nancy M. Morris (Age 67)	Since 2020	Trustee	Chief Compliance Officer and Managing Director, Wellington Management Company LLP (2012 - 2018).	Director of Diamond Hill Funds (13 portfolios) (since 2019).	5

*  John S. Orrico is an affiliated person of the Adviser, is each an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

**  Each Independent Trustee may be contacted by writing to the Trustee c/o Fatima Sulaiman, K&L Gates LLP, 1601 K Street, NW, Washington, D.C. 20006-1600.

Annual Report | May 31, 2020

AltShares Merger Arbitrage ETF  Trustees & Officers (continued)

May 31, 2020 (Unaudited)

OFFICERS WHO ARE NOT TRUSTEES:

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee
William Keena 41 Madison Avenue, 42nd Floor, New York, NY 10010 (Age 69)	Since 2020	Anti-Money Laundering Officer and Secretary	Anti-Money Laundering Officer (2019 - present) and Chief Administrative Officer (2010 - present), Water Island Capital.	N/A	N/A
Jonathon Hickey 41 Madison Avenue, 42nd Floor, New York, NY 10010 (Age 39)	Since 2020	Chief Financial Officer and Treasurer	Chief Operating Officer (2016 - present), Director of Operations (2011 - 2016), Water Island Capital.	N/A	N/A
Philip Channen 41 Madison Avenue, 42nd Floor, New York, NY 10010 (Age: 55)	Since 2020	Chief Compliance Officer	Chief Compliance Officer (2019 - present); Deputy Chief Compliance Officer, HarbourVest Partners LLC (2017 - 2019); Chief Compliance Officer/Senior Advisor to the CCO, QS Investors, LLC (2014 - 2016).	N/A	N/A

www.altsharesetfs.com | 1-855-955-1607

AltShares Trust

AltShares Merger Arbitrage ETF

303-623-2577

www.altsharesetfs.com

Adviser

Water Island Capital, LLC

41 Madison Avenue, 42nd Floor

New York, NY 10010

Distributor

Foreside Financial Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

Transfer Agent

State Street Bank and

Trust Company

1 Lincoln Street

Boston, MA 02111

Custodian

State Street Bank and

Trust Company

1 Lincoln Street

Boston, MA 02111

This material must be preceded or accompanied by a prospectus. Please read it carefully before investing.

Item 2. Code of Ethics.

(a)	The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2)	The audit committee financial expert is Francis X. Tracy, who is independent as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: For the Registrant’s fiscal years ended May 31, 2020 and May 31, 2019, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $27,000 and $0, respectively.

(b)	Audit-Related Fees: For the Registrant’s fiscal years ended May 31, 2020 and May 31, 2019, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)	Tax Fees: For the Registrant’s fiscal years ended May 31, 2020 and May 31, 2019, aggregate fees of $0 and $0, respectively, were billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

(d)	All Other Fees: For the Registrant’s fiscal years ended May 31, 2020 and May 31, 2019, no fees were billed to the Registrant by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this item.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal auditors must be pre-approved by the Registrant's audit committee.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s principal accountant for the fiscal years ended May 31, 2020 and May 31, 2019 were $7,000 and $0, respectively.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)	The code of ethics that applies to the registrant's principal executive officer and principal financial officer is attached hereto as EX-13.A.1.

(a)(2)	A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are attached hereto as exhibit Ex-99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALTSHARES TRUST

By:	/s/ John S. Orrico
John S. Orrico
President (Principal Executive Officer)

Date:	August 7, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John S. Orrico
John S. Orrico
President (Principal Executive Officer)

Date:	August 7, 2020

By:	/s/ Jonathon Hickey
Jonathon Hickey
Chief Financial Officer (Principal Financial Officer)

Date:	August 7, 2020